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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 16, 2003

                            MILESTONE SCIENTIFIC INC.
             (Exact name of Registrant as specified in its charter)

                            Milestone Scientific Inc.
                  --------------------------------------------
                 (Name of Small Business Issuer in its Charter)

            Delaware                                             13-3545623
-------------------------------      --------------------    -------------------
(State or other jurisdiction of       (Commission File         (IRS Employer
         incorporation)                    Number)           Identification No.)

    220 South Orange Avenue, Livingston Corporate Park, Livingston, NJ 07039
               (Address of Principal Executive Office) (Zip Code)
                  Registrant's telephone number (973) 535-2717

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits:

Exhibit
Number
                                   Description

99.1 Press release dated April 16, 2003 announcing Milestone Scientific Inc.'s results of operations for the year ended December 31, 2002.

Item 12: Results of Operations and Financial Condition.

      On April 16, 2003, the Registrant issued a press release announcing its financial results for the fiscal year ended December 31, 2002. A copy of the Registrant's press release is attached as Exhibit 99.1 to this Current Report.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     Milestone Scientific Inc.

Dated:  April 17, 2003               by: /s/ Thomas Stuckey
                                        ---------------------------------------
                                        Thomas Stuckey, Chief Financial Officer